                                                                Exhibit 10.S


                               FOURTH AMENDMENT TO
                                HUFFY CORPORATION
                        SUPPLEMENTAL/EXCESS BENEFIT PLAN
                        --------------------------------


       WHEREAS, Huffy Corporation (the "Sponsor") maintains the Huffy Corporation Supplemental/Excess Benefit Plan (the "Plan"), effective January 1, 1988, as amended; and

       WHEREAS, the Sponsor desires to amend the Plan;

       NOW, THEREFORE, the Sponsor adopts the following amendments to the Plan.

       1. Effective September 5, 1994, Section III of the Plan shall be amended so as to provide Harry A. Shaw III the "Rule of 85", in accordance with the terms of Section 5 of the Transition Compensation Agreement between Harry A. Shaw and the Sponsor, dated as of February 15, 1993.

       2. Effective April 24, 1995, Section III of the Plan shall be amended so as to provide John L. Mariotti ("Mariotti") the benefit credit under the Plan set forth in Section 3.b. of a SETTLEMENT AND GENERAL RELEASE between the Sponsor and Mariotti, dated April 24, 1995.

       IN WITNESS WHEREOF, the Sponsor has caused this instrument to be executed as of this 26th day of May, 1995.

                                      HUFFY CORPORATION


                                      By    /s/ Nancy A. Michaud
                                           -----------------------------------
                                           Nancy A. Michaud
                                           Vice President - General Counsel
                                           and Secretary